Exhibit 99.1

// Investor Day // June 4, 2012

Cautionary Information This presentation includes “forward-looking” statements (rather than historical facts) that are subject to risks and uncertainties that could cause actual results to differ materially from those described. Although we believe that the expectations expressed in these forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. Our actual results could be materially different from and worse than our expectations. We disclaim any obligation to update any forward-looking statements contained herein, except as may be required pursuant to applicable law. With respect to forward-looking statements in this press release, the company seeks the protections afforded by the Private Securities Litigation Reform Act of 1995. These risks include: uncertainties (1) that we may not be able to execute our strategy to grow our business services revenue, which could adversely impact our results of operations and cash flows; (2) that we may be unsuccessful integrating acquisitions into our business, which could result in operating difficulties, losses and other adverse consequences; (3) that we may be unable to successfully identify, manage and assimilate future acquisitions, which could adversely affect our results of operations; (4) that if we are unable to adapt to changes in technology and customer demands, we may not remain competitive, and our revenues and operating results could suffer; (5) that our failure to achieve operating efficiencies will adversely affect our results of operations; (6) that unfavorable general economic conditions could harm our business; (7) that we face significant competition in the communications and managed IT services industry that could reduce our profitability; (8) that decisions by the Federal Communications Commission relieving incumbent carriers of certain regulatory requirements, and possible further deregulation in the future, may restrict our ability to provide services and may increase the costs we incur to provide these services; (9) that if we are unable to interconnect with AT&T, Verizon and other incumbent carriers on acceptable terms, our ability to offer competitively priced local telephone services will be adversely affected; (10) that our operating performance will suffer if we are not offered competitive rates for the access services we need to provide our long distance services; (11) that we may experience reductions in switched access and reciprocal compensation revenue; (12) that failure to obtain and maintain necessary permits and rights-of-way could interfere with our network infrastructure and operations; (13) that we have substantial business relationships with several large telecommunications carriers, and some of our customer agreements may not continue due to financial difficulty, acquisitions, non-renewal or other factors, which could adversely affect our revenue and results of operations; (14) that our commercial and alliance arrangements may not be renewed or may not generate expected benefits, which could adversely affect our results of operations; (15) that our consumer business is dependent on the availability of third-party network service providers; (16) that we face significant competition in the Internet industry that could reduce our profitability; (17) that the continued decline of our consumer access subscribers, combined with the change in mix of our consumer access base from narrowband to broadband, will adversely affect our results of operations; (18) that potential regulation of Internet service providers could adversely affect our operations; (19) that we may be unable to hire and retain sufficient qualified personnel, and the loss of any of our key executive officers could adversely affect us; (20) that privacy concerns relating to our business could damage our reputation and deter current and potential users from using our services; (21) that security breaches could damage our reputation and harm our operating results; (22) that interruption or failure of our network and information systems and other technologies could impair our ability to provide our services, which could damage our reputation and harm our operating results; (23) that our business depends on effective business support systems and processes; (24) that government regulations could adversely affect our business or force us to change our business practices; (25) that our business may suffer if third parties are unable to provide services or terminate their relationships with us; (26) that we may not be able to protect our intellectual property; (27) that we may be accused of infringing upon the intellectual property rights of third parties, which is costly to defend and could limit our ability to use certain technologies in the future; (28) that if we, or other industry participants, are unable to successfully defend against legal actions, we could face substantial liabilities or suffer harm to our financial and operational prospects; (29) that we may be required to recognize additional impairment charges on our goodwill and intangible assets, which would adversely affect our results of operations and financial position; (30) that we may have exposure to greater than anticipated tax liabilities and the use of our net operating losses and certain other tax attributes could be limited in the future; (31) that our indebtedness could adversely affect our financial health and limit our ability to react to changes in our industry; (32) that we may require additional capital to support business growth, and this capital may not be available to us on acceptable terms, or at all; (33) that we may reduce, or cease payment of, quarterly cash dividends; (34) that our stock price may be volatile; and (35) that provisions of our third restated certificate of incorporation, amended and restated bylaws and other elements of our capital structure could limit our share price and delay a change of management. These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2011.

Agenda

8:30 AM EST

Introduction
Louis Alterman – VP Finance and Investor Relations

Opening Remarks
Rolla Huff - Chairman & CEO

Trends & Approach
Brian Fink – EVP, Chief Technology Officer

Products, Marketing & Control Point
Barbara Dondiego – SVP, Chief Marketing Officer

Sales & Channel Update
Mae Squier-Dow – President Business Sales and Solutions
Cardi Prinzi – EVP, Sales & Marketing

Transformation Update
Joe Wetzel – President & Chief Operating Officer

Break (~10:10 AM EST)

~10:25 AM EST

Financial Update
Brad Ferguson – EVP, Chief Financial Officer

Closing Remarks
Rolla Huff – Chairman & CEO

Executive Panel Q&A
Email questions to: investorrelations@corp.earthlink.net

Lunch (~12:00-1:00 PM EST)

EarthLink is different.
2

Opportunity Beyond Current Valuation Current valuation offers meaningful opportunity for shareholders (1) Enterprise Value/EBITDA is calculated using Enterprise Value based on market capitalization as of 5/30/12 less Q1 ‘12 Ending Cash minus Debt divided by FY ‘12 consensus for EBITDA. All data sourced from Thomson Reuters. (2) Theoretical share price sensitivity with (2)% - (1)% organic revenue decline. See slide 55 for potential revenue growth information and assumptions. Not intended to predict future share price. Adjusted EBITDA is a non-GAAP measure. See appendix for additional information on non-GAAP measures Enterprise Value/EBITDA(1) EarthLink Share Price Sensitivity(2) EV/EBITDA Multiple(1) 5.0x 5.5x 6.0x 6.5x Theoretical Share Price based on ‘12 EBITDA Consensus(2) $10.45 $11.83 $13.20 $14.58 (2)% - (1)% Sequential Organic Revenue Decline

Opening Remarks Rolla Huff - Chairman & Chief Executive Officer

What to Expect Today You will hear from a broad management team We will share where we have come from, where we are today, and where we intend to go in the future We are early in our transformation to a growth company, but we are well positioned to participate in the emerging growth opportunity We have made great progress so far which we are excited to share Continued transparency

Creating Value As We Evolved We are in the midst of a turnaround we began 5 years ago Stabilized a business that was unstable Chose a path Transforming assets We are still in the early phases but believe there is a meaningful opportunity that we are positioning ourselves to capitalize on ELNK 1.0 ELNK 2.0 ELNK 3.0

Current Customer Base Revenue Base (including Consumer): ~8% Growing rapidly and we are just getting started ~50% Low single digit positive or negative with opportunity to sell new services ~42% Legacy products that will decline at a declining pace We are not starting from zero, and we can leverage some customers in our base with our new services

Challenges for Mid Market Customers Mid Market / Enterprise Small Business Fortune 1000 Customer Challenges Consumers increasingly want to buy virtually Complex regulatory and compliance requirements – PCI, HIPAA, etc. Total cost of running IT infrastructure is growing faster than the top line Technology is changing every day. Customers lack the resources to keep up with the increased complexity and risk in the IT world

48 percent of U.S.-based organizations plan to increase their adoption of managed services from outside providers. – Gartner By year-end 2012, 20% of businesses will own no IT assets. – Gartner SMB customers will spend $50 billion on cloud services in the next two years. – AMI Partners In 2012, 80% of new commercial enterprise apps will be deployed on cloud platforms. – IDC 65% of SMB...splan to make maintaining or implementing server virtualization a “critical” or “high” priority throughout 2011. – Forrester The majority of IT executives said they are focusing their budgets on private clouds. – IDC The IT Services market is growing rapidly as security needs, compliance requirements and IT costs increase Significant IT Services Opportunity

Why EarthLink?

	EarthLink	LECs	Cable Companies	Regional CLECs	VARs	Managed Hosting
Consultative	✓✓✓	✓✓	✓✓	✓✓✓	✓✓✓	✓✓✓
Breadth of Portfolio	✓✓✓	✓✓✓	✓✓	✓	✓	✓✓
Private Network Ubiquity	✓✓✓	✓✓✓	✓	✓✓	✓	✓
Competitive Price	✓✓	✓	✓✓✓	✓✓✓	✓✓	✓✓✓

Customers can turn to EarthLink as a trusted partner

10

EarthLink is different.

Source: EarthLink customer revenue and analysis, D&B industry segmentation, TNS spend / opportunity sizing

Trends and Approach Brian Fink – EVP, Chief Technology Officer

Key Market Trends

n=976 Multiple responses allowed. Values represent the percentage of respondents ranking each factor #1, #2, or #3 Source: IDC’s 2011 U.S. WAN Manager Survey Application performance, security / disaster recovery, virtualization all ranked high as top priorities for IT Managers Buyer Insights - Business Technology Priorities Q: Of the following technology initiatives, which three are the most important to your organization? Improve performance of business applications on the WAN Improve security on the WAN Improve data backup/recovery capabilities Server/datacenter virtualization Implement/expand use of cloud computing Simplify the structure of your WAN Deploy unified communications and collaboration/capabilities Deploy business applications on mobile devices Converge voice and data networks onto IP Put video over the WAN

ELNK is Addressing Technology Complexity EarthLink enables customers to simplify their transition to the cloud and address technical concerns Cloud Aggregation

EarthLink Brings Simplicity to the Cloud EarthLink’s product set does not necessarily have to compete with point solutions. Our cloud aggregation tool set enables customers to build and manage their eco system. Single Pane of Glass/ Extension of our myLink™ Control Point

Products & Marketing Barbara Dondiego – SVP, Chief Marketing Officer

Introduction

There is a clear opportunity for further market adoption of these services. Our target market has lower adoption and higher intent. n= 976 Source: IDC’s 2011 U.S. WAN Manager Survey Buyer Insights – IT Services Adoption

IT Budget Categories % of IT Spend Personnel 47% Application Software 17% Servers, Storage, Data Center 13% Telecom/Datacom Carriers/Network 11% PCs, Workstations, Terminals 5% IT Facilities/Floor space/Other 4% Security & Business Continuity 2% Printers, Plotters, Copiers, Scanners 1% Total 100% We believe our product portfolio can address the customers’ IT spend Source: Computer Economics Annual IT Budget Benchmark Survey, December 2010. Evaluating Total IT Spend Legacy company services were a small subset of the new opportunity

The market for IT Services is large. EarthLink’s product portfolio will enable the company to compete for $100 Billion of the $177 Billion in Mid Market/Enterprise opportunity Market Opportunity for EarthLink $326 Billion Nationwide IT Spend Market Source: EarthLink customer revenue and analysis, D&B industry segmentation, TNS spend / opportunity sizing, and Computer Economics Annual IT Budget Benchmark Survey, December 2010

Strategic Product Portfolio

EarthLink's Roadmap is focused on solutions which allow our customers more time and resources to focus on day to day business. We can be an extension of their IT Staff.

myLink™ Customer Control Point



Data Center Services
Launched 1Q12

Virtualization Services
Launched 1Q12
Phase 2 2Q12

Application Services
Launched 1Q12

Managed Support Service
Launched 1Q12
Phase 2 2Q12

Security Services Launched Phase 1 4Q11, Launched Phase 2 1Q12
Phase 3 3Q12

IP Voice and Data Services Launched Phase 1 4Q11
Phase 2 2Q12

Core Portfolio Differentiators

- *One Stop Shop for Evolving IT Needs*
- *Service Model and Customer Resources*
- *Private Cloud, Secure Networking via Distributed Access Network*
- *Control Point / myLink™ Toolset*

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EarthLink is different.

myLink™ Control Point Barbara Dondiego – SVP, Chief Marketing Officer

Telecom Entry Point New Entry Points With Expanded Strategy Land & Expand Approach for Account Growth

Strong Competitive Positioning


Size of bubble represents breadth of portfolio
Dark Gray – Traditional Telecoms; Light Gray – IT Companies
Local Resellers
Pure Play Fiber
Regional CLECs
EarthLink Business
In House IT - DIY
Local IT Shops
ILECs / RLECs
Duopoly / Monopoly Providers
Large Integrators / F1000 IT
Specialist IT Firms
Competitive Pricing
Consultative Customer Experience

EarthLink delivers a differentiated combination of services and overall experience focused on the mid market/enterprise space

24

EarthLink is different.

Source: EarthLink customer revenue and analysis, D&B industry segmentation, TNS spend / opportunity sizing

A brand study of IT professionals shows EarthLink has the highest brand recognition among competitive communication providers Source: 2010 B2B Telecommunications Study Underpinned by a Trusted Brand

Sales & Channel Update Mae Squier-Dow – President, Business Sales & Solutions Cardi Prinzi – EVP, Sales & Marketing

Introduction Going To Market New strategy late 2011 What needed to change Alignment: Channels to Customers Our core sales proposition Our performance in mid-market sales Our people Investment in sales and growth required What is Different Multiple channels to maximize opportunity Targeted selling and farming Our sales process and approach More tools and resources Sales skills profile and people The EarthLink unique selling proposition The right focus We are very early in the process, but we are taking the right actions to enable us to win The Beginning of a Sales Transformation

Our Core Sales Strategy Profitably grow business revenue by transforming our sales approach through people, products, market intelligence and sales process Correct previous course in the mid-market segment Strengthen large account, mid-market, and SME sales motions Leverage our resources: services, products and assets Investing in Resources Rep Training Demand Generation & Technical Overlay Support Sell Solutions, Not Commodities Address Customers’ Business Issues Split Hunting and Farming Multiple Entry Points with Products Align by: Customers Channels

Multiple Channels to Market

We have the ability to leverage multiple distribution channels to reach customers



Increasing Complexity
Web
Self-Service
Blogs, SEM,
Social Media
Inside Sales
~30 reps and expanding
Small - Medium
Nationwide / IT
Demand Driven
Components
"Point Solutions"
Solutions
Direct Sales
EarthLink Direct
~355 Reps
+
Partners
~30 Reps
Medium / Large
Local / General
National / Vertical
Technical Overlay Support
Wholesale
EarthLink Direct
~20 Reps
Increasing Skills

Buying patterns are still evolving and we are in the process of finding the optimal approach based on customer need

EarthLink is different. 29

High strike capability in-market Vertical focus within and outside Direct Field Sales Leveraging Our Infrastructure & Assets Network density results in favorable economics to compete with traditional players; IT Services product portfolio brings competitive advantage for differentiated total solution sale Mid-market: Direct force Leverage deep local/regional network, underserved market needs & expanded portfolio with local presence Large-market: Direct team Leverage broad national network and account team approach to vertical markets (retail, healthcare, finance)

Extending Our Reach: Inside Sales While it is still early, we have seen promising traction with our inside sales motion and we are investing further In early results so far, inside sales has generated ~40% higher productivity at 10% less investment

“To” Integrated IT and WAN Medium to high complexity High margin Focus on solving business challenges Lead with IT Services Direct/partner + technical overlay support Aligned by region and segment Targeted prospecting with research & demand generation “From” Network Services Low/medium complexity High volume, declining margins Focus on price, ubiquity Lead with network services Direct/partner sales Aligned by region Cold calling/canvassing Key enablers: Product portfolio Segmentation/targeting Sales alignment Sales process Training Tools Brand Transformation of Sales Approach & Process Effective targeting and selling results in larger transactions, with more products and higher customer retention

Why We Win / Why We Lose

Why We Win Deals

- Companies without large or sophisticated IT staff
- Businesses that want to streamline their suppliers
- Distributed organizations that require a national or broad regional WAN solution
- EarthLink brand

Why We Lose Deals

- Bandwidth only solutions
- Large enterprises focused on inexpensive network access
- The IT staff and technology capabilities are extensive

Case Example – Platinum Mortgage

Customer Business Issue

A limited IT staff that was constantly being looked at to do more with less. Common challenges included:

- Network administration for users, maintaining control of intellectual data and mobile device connectivity
- Maintaining 100% uptime and access for all loan originators with reliable backup
- Managing multiple vendors for voice, server colo, connectivity to colo and hardware support
- A desire to learn more about virtual desktop hosting but never enough time available to do a full dive into it

Solution Developed

A 4-site MPLS network including a redundant back-up network with IT server hosting for two key applications and managed firewall.

Total Contract Term Revenue $480k

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EarthLink is different.

New Product Portfolio Traction We are still early in the process but are seeing positive indicators

Important Distribution Channel focused on revenue growth Approximately one-third of retail sales Lower upfront sales costs – agents paid on residual commissions or by packaging discounted services into integrated solutions Benefits to EarthLink Customer relationships – particularly in larger mid-market segment Geographic reach Consultative approach – many agents/partners considered as ‘trusted advisor’ Partners add credence to our brand Benefits to Partner/Agent Ability to implement larger customer solutions across a denser network footprint Opportunity to leverage IT/Cloud Services as entry point into customer Upsell current customer base Additional locations Broader product portfolio Q4 2011 – Q1 2012 - active in communicating and training agents on product capabilities including introducing IT/Cloud Services to the channel Partner Channel Partner Direct

Nationwide Coverage Over 200 agreements with National and Regional Master Agencies as well as regional and local direct agents National and Regional Master Agents provide support to thousands of sub-agents throughout the United States Sub agents can be Value-Added Resellers (VARs), Customer Premise Equipment providers, local IT Services companies, independent sales professionals, or technology consultants Well positioned with all of the large National Masters as well as the large regional masters Implementation of formalized National Master Program supported with Regional Channel (sales) managers throughout the United States is underway

Partner Customer Examples

Sales Productivity Has Improved and Can Improve Further Average Productivity All Channels(3) Where We Were(1) Where We Are(2) Sales Productivity is defined by EarthLink as Gross Sales per month divided by Quota Bearing Reps (1) Average for August 2011 includes estimate for Carrier Term/Usage revenue (2) Average for Q1 2012 (3) All channels includes Direct, Partner, and Carrier The above blended productivity includes a mix of: - SME reps average $1.6k / month today (but with 25% above $2.1k) - High end, partner and carrier reps range from $6k to $14k per month - Inside sales reps who have averaged in the mid $2ks in early testing Each sales motion has a different cost structure, and we are testing different combinations Quarterly results can be lumpy but we believe we can further improve the return on our sales investment

In Summary Customer buying patterns are evolving and EarthLink Business has multiple sales motions to match them As we continue to learn, we expect that our distribution strategies will evolve and we will make adjustments to achieve the right mix to win in the marketplace We know that solution selling is the key to our sales success and we are making progress in developing our people and transforming their skills EarthLink is interesting and relevant to customers and prospects as compared to our competitors Our product portfolio and resources are enabling the sales force to improve: Higher productivity Larger average transactions

Transformation Update Joe Wetzel - President & Chief Operating Officer

Integrate/Optimize/Transform Approach Enhance differentiation through leading platform capabilities delivered both internally and externally Enable Mass Customization Continue to invest for a return as we have consistently done Transform Customer Integrate Optimize Integrate like functions to create Centers of Excellence operating at consistent levels Optimize each Center of Excellence to operate at benchmark levels Transform the business into a national IT Services provider Customers are at the center of everything we do

Optimizing Our Rich Set of Assets National Fiber Based Network MPLS Services Local Communications Services IT Services Experienced Management Team Disciplined Culture Mass Customization Our rich set of capabilities combined with effective transformation of our processes & tools, yields a strong base capability to enable Mass Customization Deep Solutions in the Consumer Mkt Capabilities Transform Customer Integrate Optimize myLink™ Customer Control Point Virtualization Services Application Services Managed Support Service Data Center Services Security Services IP Voice and Data Services 2011-2013

Optimizing Our Assets Network Strong fiber-centric building blocks enable a broad set of solutions

Nationwide Cloud Presence



Rochester
Chicago
Marlborough
San Jose
Dallas
Columbia
Atlanta
Current Data Center
Q4'12 Data Center

EarthLink can provide services that are:

Reliable
- SSAE audited facilities
- PCI/HIPAA Compliance

Solution Ready
- Storage replication between sites
- Connected to EarthLink's nationwide MPLS network
- Consistent nationwide virtual platform to manage application performance

Secure
- Highly available platforms and network
- Part of an overall secure solution set from EarthLink

Our cloud enabled data centers and our nationwide MPLS network are key components to our IT Services strategy

EarthLink is different.
44

Optimizing/Transforming Our Assets Systems Order Quote Salesforce Mgmt IT Services IP Network 2Q12 – 4Q12 Platform Sales and Ordering Provisioning and Network Inventory Our transformation platform will be a strategic differentiator IT Services 2Q12 – 4Q12 2012 - 2013 CSG Network Services Sales & Ordering Provisioning & Network Inventory Billing Billing 5 Platforms Billing Quote OSS 7 Platforms 5+ Platforms

Objectives For Optimizing Our Assets Delivery Platform Enabling Differentiation

In Summary We have a sound plan to transform our business into a solutions business Our acquired and soon integrated IT capabilities provide a strong basis for our new products We have a strong, experienced team, a solid financial discipline and a focus on execution We are on track with our integration efforts and expect to exceed our synergy targets

Break Please send questions to investorrelations@corp.earthlink.net

Financial Update Brad Ferguson - EVP, Chief Financial Officer

Introduction Where we are today Composition of base revenue and new sales bookings Churn profile over time Revenue trajectory Operating model 3 year view of what is possible around revenue, gross margin and Adjusted EBITDA margin Balance sheet and tax assets Debt maturity and call dates Leverage relative to peers Capital allocation Strategy around M&A, buybacks, dividends and debt

Base comprised predominantly of legacy products that are flat to declining in the marketplace There are product groupings within the base that are growing Makeup of the Base -3% to 0% Mkt Growth Rate -7% to -12% Mkt Decline Rate Market growth rates sourced from internal marketing research as well as industry analyst reports including IDC, Forrester, 451 Group and Gartner 0% to 2% Mkt Growth Rate Consumer 24% of Revenue Business 76% of Revenue

We are selling significantly more growth products than the makeup of our base reflects Nearly one-third of our Q1 bookings consisted of MPLS, Hosted Voice, and IT Services Mix is changing in real time as products have only recently been launched Improving Mix of Bookings Q1 Bookings Mix EarthLink Business Services

Churn Rates Declining


Business Services Retail Churn(1)
2.0%
1.8%
1.5%
1.3%
1.0%
EarthLink Brand/ Announced Transactions
Implemented Hunter/Farmer
Hardened Network
Launched Nationwide Product Offering
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12

Anticipate future churn benefit from:

- Collapsing customer facing systems
- Up-selling IT Services to the base creates stickiness
- New tools and features in myLink™ Control Point


Consumer Churn
4.3%
3.6%
3.0%
2.3%
1.7%
1.0%
Q1 '09
Q2 '09
Q3 '09
Q4 '09
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12

Anticipate future churn benefit from:

- Consumer mix is continually migrating towards longer tenures
- Long tenured customers churn at less than 1%

53

EarthLink is different.

(1) Pro Forma monthly gross revenue loss excluding customer write-downs. Pre-acquisition data is pro forma and data is sourced from multiple company systems

Business Services Revenue % YoY (1) Total Company Revenue % YoY(1) Business Services revenue trajectory continues to improve While quarterly results could be lumpy, we expect Business Services revenue to grow sequentially by year-end 2012 Total company revenue trajectory, including Consumer, continues to improve (1) Pro-forma for acquisitions and Q1 ’11 normalized for one-time items and accounting presentation Business Revenue Trajectory - 9.5% - 8.2% - 6.1% - 5.8% Q2 '11 Q3 '11 Q4 '11 Q1 '12 - 12.6% - 10.9% - 9.2% - 8.7% Q2 '11 Q3 '11 Q4 '11 Q1 '12

Year-Over-Year Revenue Potential Organic Revenue growth potential information is based on market data as identified on slide 51, does not represent guidance and is not subject to being updated 2013 2014 2015 Business Consumer Total Revenue potential identified below is based on the market growth rates outlined on slide 51

Total Company Margin Trends

Organic

Gross Margin %

Positive Impacts

- Selling solutions not commodities
- Price increase opportunities
- Network grooming
- Arrest decline in network scale

Negative Impacts

- Consumer to business mix shift
- Customer write-downs
- Losing scale in immediate term (28% of COR is fixed)

Gross Margin was just under 54% in Q1. We expect margins to contract to the low 50s over the next ~2 years, due primarily to the mix of Business and Consumer, with opportunity to subsequently grow as IT services comprise more of the base.

Adjusted EBITDA Margin %

Positive Impacts

- Synergies
- Ongoing operating improvements and efficiencies

Negative Impacts

- GM declines in near term (see above)
- Continuing mix shift from Consumer to Business
- Investments in IT Services

Adjusted EBITDA Margin was ~23% in Q1. We expect margins to contract ~150 - ~250 basis points over the next ~2 years. Margins could then begin to expand as we layer on additional operational improvements.

56

EarthLink is different.

Margin potential information does not represent guidance and is not subject to being updated. Based on Revenue growth potential information on slide 55
Adjusted EBITDA is a non-GAAP measure. See appendix for additional information on non-GAAP measures

Capital Expenditures 2012 Guidance of $115M - $135M Long Term Trends We expect non-success based capital to remain relatively consistent Two-thirds of capital is success based Our capital demands as a percentage of revenue are lower than our peers

Generating Substantial Cash Flow 5% yield in Q1 ’12 (~20% annualized) among the highest in our peer group EBITDA less CapEx yield is calculated using Q1 2012 EBITDA minus Q1 2012 CapEx divided by shares outstanding to derive EBITDA less CapEx per share. EBITDA less CapEx per share is then divided by the closing share price as of 5/30/12. All data sourced from Thomson Reuters. (1) Adjusted EBITDA is a non-GAAP measure. See appendix for additional information on non-GAAP measures Q1 2012 EBITDA less CapEx Yield(1)

Strong Balance Sheet Debt Maturity Capitalization & Leverage ($M) Next Call Date for Bonds: 10½% - April 2013 at $105.25 8⅞% - May 2015 at $104.4 We continue to generate cash and our leverage is low Balance sheet provides us substantial flexibility 8⅞% Senior Unsecured Notes, $300M (1) Adjusted EBITDA is a non-GAAP measure. See appendix for additional information on non-GAAP measures Q1'12 EarthLink Cash and Marketable Securities 271 $ Gross Debt 625 $ Net Debt 354 $ 2012 Adjusted EBITDA Guidance Midpoint (1) 290 $ Gross Debt/Adjusted EBITDA 2.2x Net Debt/Adjusted EBITDA 1.2x

Lower Leverage than Peers All data above is sourced from Thomson Reuters and is as of 3/31/2012 (1) Denominator for Debt Leverage Ratios is 2012 Consensus EBITDA We have significantly lower leverage than most of our industry peers We can make investments in our network, products and sales motions to provide long term returns Lower leverage provides us flexibility to act quickly and opportunistically on strategic transactions Net Debt Leverage Ratio(1) Gross Debt Leverage Ratio(1)

Significant Tax Assets We have tax assets that will save over $200 million of cash taxes $500M Federal NOLs – Legacy ELNK & Deltacom $700M State NOLs One Comm purchase treated as asset acquisition – Able to deduct Dep/Amort Currently paying low single digit millions of dollars Assuming $50M taxable income average, we expect to shield cash taxes well into 2020s(1) Illustrative – if taxable income averaged an equivalent amount to 2011’s $54 million level

Company Has Substantial Assets We have substantial assets with terminal value Tax Assets Tax assets will save over $200 million in cash taxes Value of Fiber Original cost to build networks was ~$3.2 billion. Fiber assets have real terminal value Consumer Tail The Consumer business generates over $100 million of annual cash flow today, and will have a tail for years to come Business Segment Ongoing cash flow and opportunity for growth

Capital Allocation Strategy Options for early debt redemption Redeemed $256M convertible notes in Q4 2011 9 Consecutive quarters We currently pay $.05/share quarterly dividend Over 2% yield Add network depth to improve economics Add customer bases/synergy Product capabilities M&A Buybacks Debt Dividends Capital Allocation Opportunistic Repurchased 28M shares at $7.05/share average since 2007 $99M of remaining authorization

Closing Remarks Rolla Huff - Chairman & Chief Executive Officer

Thoughts on our Strategy IT Services is an emerging market with tremendous opportunity Security needs and compliance requirements are complex and costly Macro trends will drive the demand to be even bigger We have the assets and are building the platform to support our strategy We will simplify the shift to the cloud for our customers We are evolving the mix of distribution channels as we learn It is still early, and transformation is a journey, not a big bang Strategic acquisitions of customer bases could give us scale Relationships to support our “Land and Expand” strategy We are focused on growth

M&A Opportunities Our balance sheet provides flexibility for additional M&A opportunities

External Perspectives

Industry Analysts

"offers a broad portfolio of products and has an opportunity to become a one stop shop or true partner for it's SMB customers."
-Sean Hackett, 451 Research

"able to provide the reliable infrastructure as well as the security protections and expertise that most businesses lack…"
-Amy Larsen DeCarlo, Current Analysis

"has made impressive strides in establishing a concise business strategy"
-Courtney Munroe, IDC Research

Equity Analysts

Range in price targets from $10 - $15

Average price target of $12

Partners

"I think EarthLink IT Services can really help our customers get a one-stop-shop for their services…"
-Matt Harty, Converged Network Services Group

"Superior product sets, superior network, and superior management team…"
-Vince Bradley, World Telecom Group

Customers

"GNC has lowered payment card processing fees, saves over $300k annually by eliminating phone lines, and now supports critical retail applications with its EarthLink Business MPLS network."
-Jerry Werner, GNC

"Our relationship with our EarthLink Business team is outstanding and they treat it as a long-term commitment. I have recommended EarthLink Business without hesitation because I am confident in their responsiveness and commitment to create just the right solution for their customers."
-Paul Raffle, Arcadia Publishing

EarthLink is different.
67

ISS Report Strong management alignment with shareholders

Who We Are EarthLink is different but our founding principles remain the same We are transparent and take our commitments seriously We remain the customer focused company you remember We know how to simplify a customer’s complex IT problems We are financially strong We generate cash We have the financial platform to support our business strategy We can capitalize on the opportunities ahead We are shareholders, and think like shareholders

[LOGO]

Appendix

Contact EarthLink Investor Inquiries: Louis Alterman altermanlo@corp.earthlink.com | 678.472.3252 Alex Kalish kalishal@corp.earthlink.com | 404.414.8724 Media Inquiries: Michele Sadwick sadwick@corp.earthlink.com | 404.769.8421

EarthLink 2H ’07 - Present Times Missed Times Met or Beat % Met or Beat Full Year Guidance 0 5 100% First Call Quarterly EPS Consensus 2 21 91% We take our guidance seriously

Consumer Business Has a Long Tail Consumer Churn Rate 3-Month Moving Average Consumer Revenue Loss Consumer mix continues to migrate toward longer tenures Churn has fallen as a result and we expect further improvement The Consumer revenue loss trends continue to improve - $25 - $20 - $15 - $10 - $5 $0 Q1 '08 Q2 '08 Q3 '08 Q4 '08 Q1 '09 Q2 '09 Q3 '09 Q4 '09 Q1 '10 Q2 '10 Q3 '10 Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12

Consumer Tenure and Loyalty Customers with longer tenure have historically lower churn The mix of our customer base is continually migrating towards longer tenures 80% of Narrowband customers have been with us for 5 years or more and 37% have been with us for 10 years or more 70% of Broadband customers have been with us for 2 years or more Narrowband includes PeoplePC Dial and Premium Narrowband Broadband includes ELNK ADSL and Time Warner Cable Direct/Affiliate 15+ data for Narrowband includes Premium Narrowband only Consumer churn continues to fall Q1-'09 Q1-'10 Q1-'11 Q4-'11 Q1-'12 % Churn Q1-'12 % of Base < 1 12% 7% 5% 4% 4% < 1 yr 24.1% % of Base 1+ 88% 93% 95% 96% 96% 1+ yrs 2.6% % of Base 2+ 72% 87% 92% 93% 94% 2+ yrs 2.5% % of Base 3+ 56% 75% 87% 90% 92% 3+ yrs 2.4% % of Base 5+ 36% 49% 65% 73% 80% 5+ yrs 2.1% % of Base 10+ 7% 15% 24% 34% 37% 10+ yrs 1.3% % of Base 15+ 3% 4% 15+ yrs 0.9% Q1-'09 Q1-'10 Q1-'11 Q4-'11 Q1-'12 % Churn Q1-'12 % of Base < 1 22% 25% 20% 18% 18% < 1 yr 5.9% % of Base 1+ 78% 75% 80% 82% 82% 1+ yrs 1.9% % of Base 2+ 61% 62% 66% 69% 70% 2+ yrs 1.7% % of Base 3+ 45% 50% 56% 58% 59% 3+ yrs 1.5% % of Base 5+ 19% 26% 35% 39% 42% 5+ yrs 1.3% Narrowband Broadband

Non GAAP Information EarthLink Non-GAAP Measures Adjusted EBITDA is defined by EarthLink as net income before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and intangible assets, and restructuring, acquisition and integration-related costs. Unlevered Free Cash Flow is defined by EarthLink as net income before interest expense and other, net, income taxes, depreciation and amortization, stock-based compensation expense, impairment of goodwill and intangible assets, and restructuring, acquisition and integration-related costs, less cash used for purchases of property and equipment. Adjusted EBITDA and Unlevered Free Cash Flow are non-GAAP measures and are not determined in accordance with U.S. generally accepted accounting principles. These non-GAAP financial measures are commonly used in the industry and are presented because management believes they provide relevant and useful information to investors. Management uses these non-GAAP financial measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs. Management also uses Unlevered Free Cash Flow to assess its ability to fund capital expenditures, fund growth and service debt. Management believes that excluding the effects of certain non-cash and non-operating items enables investors to better understand and analyze the current period’s results and provides a better measure of comparability. There are limitations to using these non-GAAP financial measures. Adjusted EBITDA and Unlevered Free Cash Flow are not indicative of cash provided or used by operating activities and may differ from comparable information provided by other companies. Adjusted EBITDA and Unlevered Free Cash Flow should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U.S. generally accepted accounting principles.

2012 Guidance Non GAAP Reconciliation Twelve Months Ended December 31, 2012 Net income $7 - $11 Interest expense and other, net 62 Income tax provision 5 - 6 Depreciation and amortization 183 - 188 Stock-based compensation expense 13 Restructuring, acquisition and integration-related costs 15 Adjusted EBITDA $285 - $295 EARTHLINK, INC. Reconciliation of Net Income to Adjusted EBITDA (in millions)

Additional Non GAAP Reconciliations Three Months Ended March 31, 2012 Net income 7,263 $ Interest expense and other, net 15,758 Income tax provision 3,174 Depreciation and amortization 45,254 Stock-based compensation expense 2,672 Restructuring, acquisition and integration-related costs 3,521 Adjusted EBITDA 77,642 $ Total revenue 344,376 $ Adjusted EBITDA margin 23% EARTHLINK, INC. Reconciliation of Net Income to Adjusted EBITDA (in thousands)

Additional Non GAAP Reconciliations Three Months Ended March 31, 2012 Net cash provided by operating activities 66,211 $ Income tax provision 3,174 Non-cash income taxes (1,244) Interest expense and other, net 15,758 Amortization of debt discount, premium and issuance costs 494 Restructuring, acquisition and integration-related costs 3,521 Changes in operating assets and liabilities (9,989) Purchases of property and equipment (31,775) Other, net (283) Unlevered free cash flow 45,867 $ Shares outstanding as of March 31, 2012 106,200 Unlevered free cash flow per share 0.43 $ Ending share price as of May 30, 2012 8.07 $ EBITDA less cap ex yield 5% Net cash used in investing activities (50,212) Net cash used in financing activities (5,779) EARTHLINK, INC. Reconciliation of Net Cash Flows from Operating Activities to Unlevered Free Cash Flow (in thousands)